UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement ☐ Definitive proxy statement ☒ Definitive additional materials ☐ Soliciting material pursuant to §240-14a-12	☐ Confidential, For Use of the Commission Only (aspermitted by Rule 14a-6(e)(2))

VARIAN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following form of proxy card has been amended to include information required by Rule14a-16(d) and (n)(4) promulgated under the Securities Exchange Act of 1934, as amended.

VARIAN

VARIAN, INC.

ATTN: TREASURER

3120 HANSEN WAY

PALO ALTO, CA 94304

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VRIAN1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All

Withhold All

For All Except

VARIAN, INC.

The Board of Directors Recommends a vote “FOR” each of the Director Nominees Listed Below.

Proposal 1 - To elect as directors the following nominees:

Nominees:

01) Richard U. De Schutter

02) James T. Glover

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors Recommends a vote “FOR” Proposal 2.

For

Against

Abstain

Proposal 2 - To ratify the appointment of PricewaterhouseCoopers LLP as Varian, Inc.’s independent registered public accounting firm for fiscal year 2009.

Please sign exactly as name appears on the stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should so indicate and insert their titles.

For address changes and/or comments, please check this box and write them on the back where indicated.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

VARIAN, INC.

ANNUAL MEETING OF STOCKHOLDERS

February 5, 2009

6:00 P.M.

3120 Hansen Way

Palo Alto, California

To San Francisco Airport (18 miles)

To San Jose Airport (12 miles)

Highway 101

SAN FRANCISCO INTERNATIONAL AIRPORT

EMBARACADERO RD.

Oregon Expressway

GUADALUPE PARKWAY

Route 82

El Camino Real

SAN JOSE AIRPORT

SAN ANTONIO RD.

Page Mill Road

Hansen Way

Hanover

VARIAN

Highway 280

N

Varian, Inc. is easily accessible from Highway 101 and from Interstate 280.

From Highway 101, exit Embarcadero Road/Oregon Expressway. Follow Oregon Expressway (which becomes Page Mill Road after it crosses El Camino Real). At the second light past El Camino Real, make a left turn onto Hansen Way. Varian, Inc. is located on the right.

From Interstate 280, exit Page Mill Road EAST. Follow Page Mill Road for a few miles until it crosses Hanover Street. At the first light past Hanover Street, make a right turn onto Hansen Way. Varian, Inc. is located on the right.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Company’s Annual Report, Form 10-K, Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

VRIAN2

PROXY

VARIAN, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 5, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Varian, Inc. hereby constitutes and appoints Garry W. Rogerson and Arthur W. Homan, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock of Varian, Inc. standing in the name of the undersigned, at the Annual Meeting of Stockholders of Varian, Inc., to be held at the principal executive offices of Varian, Inc. at 3120 Hansen Way, Palo Alto, California, on February 5, 2009, at 6:00 p.m., local time, and at any adjournment thereof.

Unless a contrary instruction is provided, this Proxy will be voted FOR the listed nominees for Class I directors, FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP, and in accordance with the judgment of the proxies as to the best interests of the Company on such other business as may properly come before the Annual Meeting or any adjournment thereof. If specific instructions are provided on the reverse side, this Proxy will be voted in accordance therewith.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE

(Continued and to be Signed on Reverse Side)

SEE REVERSE SIDE